          Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant /X/
Filed by Party other than the Registrant / /

Check the appropriate box:

/ /      Preliminary Proxy Statement
/X/      Definitive Proxy Statement
/ /      Definitive Additional Materials
/ /      Soliciting Material Pursuant to Section  240.14a-11(c) or Section
         240.14a-12

                              IDENTIX INCORPORATED
                (Name of Registrant as Specified In Its Charter)

                              IDENTIX INCORPORATED
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

/X/      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(j)(2).
/ / $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
/ /      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1)      Title of each class of securities to which transaction applies:

                 ---------------------------------------------------------------

         2)      Aggregate number of securities to which transaction applies:

                 ---------------------------------------------------------------

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act rule 0-11:

                 ---------------------------------------------------------------

         4)      Proposed maximum aggregate value of transaction:

                 ---------------------------------------------------------------

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)      Amount Previously Paid:

                 ---------------------------------------------------------------

         2)      Form, Schedule or Registration Statement No.:

                 ---------------------------------------------------------------

         3)      Filing Party:

                 ---------------------------------------------------------------

         4)      Date Filed:

                 ---------------------------------------------------------------

                  NOTICE OF ANNUAL MEETING OF SHAREHOLDERS OF

                              IDENTIX INCORPORATED

                         TO BE HELD ON OCTOBER 26, 1995

TO THE SHAREHOLDERS:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Identix Incorporated (the "Company") will be held on Thursday, October 26, 1995 at 2:00 p.m. at the Sheraton Inn Sunnyvale, 1100 North Mathilda Avenue, Sunnyvale, California 94089, for the purpose of considering and acting upon the following proposals:

          1. To elect seven persons to the Company's Board of Directors;

          2. To approve the Identix Incorporated Equity Incentive Plan;

          3. To approve the Identix Incorporated Nonemployee Directors Stock Option Plan;

          4. To ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ended June 30, 1996;

          5. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

     Only shareholders of record at the close of business on September 1, 1995 are entitled to notice of and to vote at the meeting.

     All shareholders are cordially invited to attend the meeting in person. However, to assure your representation at the meeting, you are urged to mark, sign, date, and return the enclosed Proxy as promptly as possible in the postage prepaid envelope enclosed for that purpose. Any shareholder attending the meeting may vote in person even if he or she returned a proxy.

                                          Sincerely,

                                          JAMES P. SCULLION, Secretary

Sunnyvale, California
September 15, 1995

                              IDENTIX INCORPORATED
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                 INFORMATION CONCERNING SOLICITATION AND VOTING

GENERAL

     The enclosed Proxy is solicited on behalf of the Board of Directors of Identix Incorporated (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, October 26, 1995 at 2:00 p.m., local time, or at any adjournment thereof, for the purposes set forth herein and in an accompanying Notice of Annual Meeting of Shareholders. The Annual Meeting will be held at the Sheraton Inn Sunnyvale, 1100 North Mathilda Avenue, Sunnyvale, California 94089. The Company's principal executives offices are located at 510
N. Pastoria Avenue, Sunnyvale, California 94086.

     These proxy solicitation materials were mailed on or about September 15, 1995 to all shareholders entitled to vote at the meeting.

RECORD DATE AND SHARES OUTSTANDING

     Shareholders of record at the close of business on September 1, 1995 are entitled to notice of and to vote at the meeting. On September 1, 1995, 22,934,834 shares of the Company's Common Stock were issued and outstanding.

REVOCABILITY OF PROXIES

     Any proxy given pursuant to this solicitation may be revoked by the person giving it any time before its use by delivering to the Secretary of the Company a written notice of revocation or a duly executed proxy bearing a later date or by attending the meeting of shareholders and voting in person.

VOTING AND SOLICITATION

     Except in the election of directors, each share of Common Stock has one vote. Every shareholder voting in the election of directors may cumulate such shareholder's votes and give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of shares held on the record date, or distribute the shareholder's votes among the candidates at the shareholder's discretion. However, no shareholder shall be entitled to cumulate votes unless the candidates name has been placed in nomination prior to the voting and the shareholder or any other shareholder has given notice at the meeting prior to the voting of the intention to cumulate the shareholder's votes.

     Abstentions and broker non-votes will be counted towards the tabulations of votes cast on proposals presented to the shareholders and will have the same effect as negative votes.

     The cost of this solicitation will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners for their expenses in forwarding solicitation materials to such beneficial owners. Proxies may also be solicited by certain of the Company's directors, officers, and regular employees without additional compensation, personally or by telephone or telegraph.

DEADLINE FOR RECEIPT OF SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

     Proposals of shareholders of the Company which are intended to be presented by such shareholders at the Company's 1996 Annual Meeting must be received by the Company no later than May 16, 1996 in order to be eligible for inclusion in the proxy statement and form of proxy relating to that meeting.

1.  ELECTION OF DIRECTORS

     A board of seven directors is to be elected at the meeting. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the Company's seven nominees named below, all of whom are presently directors of the Company. In the event that any nominee shall become unavailable, the proxy holders will vote the proxies at their discretion for a substitute or additional nominee. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner in accordance with cumulative voting as will assure the election of as many of the nominees listed below as possible and, in such event, the specific nominees to be voted for will be determined by the proxy holders. It is expected that all nominees will be able and willing to serve as directors. The term of office of each person elected as a director will continue until the next Annual Meeting of Shareholders or until his successor has been elected and qualified.

     The names of the nominees and certain information about them are set forth below:

  NAME OF NOMINEE       AGE                  PRINCIPAL OCCUPATION                 DIRECTOR SINCE
--------------------    ----    ----------------------------------------------    --------------
Randall C. Fowler        56     President and Chief Executive Officer                  1982
                                of the Company
Patrick H. Morton        55     Chairman of the Board of Directors                     1985
                                of QuadRep, Inc.
Randall Hawks, Jr.       44     Senior Vice President of AT&T Paradyne                 1988
Fred U. Sutter           67     Chairman, Chief Executive Officer and                  1988
                                President of Ascom Enterprise Network, Inc.
Larry J. Wells           52     General Partner of the Management                      1992
                                Company for Sundance Venture Partners, L.P.
William E. Colby         75     Counsel to Donovan, Leisure,                           1994
                                Newton & Irvine
Harrison N. Walther      58     President and Chief Executive Officer                  1995
                                of ANADAC, Inc.

     Except as set forth below, each of the nominees has been engaged in the principal occupation described above during the past five years. There is no family relationship between any director or executive officer of the Company.

     Randall C. Fowler, President, Chief Executive Officer and a director of the Company, positions he has held since 1982, is also founder of the Company.

     Patrick H. Morton has been a director of the Company since 1985. Mr. Morton is Chairman of the Board of Directors and co-founder of QuadRep, Inc., a manufacturers' representative company. He held the position of President of QuadRep, Inc. from 1981 through 1990 and has been Chairman since 1991.

     Randall Hawks, Jr., has been a director of the Company since 1988. Mr. Hawks is currently Executive Vice President of AT&T Paradyne, a communications equipment subsidiary of AT&T. Prior to joining AT&T Paradyne, Mr. Hawks was Executive Vice President of the Company from 1989 to November 1993 and was Vice President of Marketing from 1985 to 1989.

     Fred U. Sutter is a director of the Company, a position he has held since 1988. Mr. Sutter is currently Chairman, Chief Executive Officer and President of Ascom Enterprise Network, Inc., a subsidiary of Ascom Holding Inc., a United States subsidiary of Ascom Holding AG, the parent company of a group of telecommunication companies and service automation providers. From December 1993 to July 1995, Mr. Sutter was the Chief Executive Officer and Vice Chairman of the Board of Directors of Ascom Holding AG. From January 1991 to August 1993, he was the Deputy President of Ascom Holding AG. From January

1987 to December 1990, he was President of Ascom Hasler AG. Ascom Hasler AG is a Swiss telecommunications company and is a part of Ascom Holding AG.

     Larry J. Wells was appointed a director of the Company in May 1992. Since 1989, Mr. Wells has been a general partner of Sundance Management Company, the management company for Sundance Venture Partners, L.P. Prior to his affiliation with Sundance Management Company, Mr. Wells held similar positions with Inco Venture Capital from 1988 to 1989 and Citicorp Venture Capital from 1983 to 1987.

     William E. Colby was appointed a director of the Company in October 1994. Mr. Colby is currently employed as counsel to Donovan, Leisure, Newton & Irvine, a position he has held since 1990. Mr. Colby is also a member of the Board of Directors of Chas T. Allman Trust.

     Harrison N. Walther was appointed a director of the Company in February 1995. Mr. Walther is currently the President and Chief Executive Officer of ANADAC, Inc. positions he has held since 1986. From 1982 to 1986, Mr. Walther held various executive positions with ANADAC, Inc.

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

     The Company has reviewed all Forms 3, 4 and 5 filed with respect to fiscal year 1995 as well as certain representations made to the Company and, based thereon, has determined that for fiscal year 1995, D. Michael McGarr, Vice President, Marketing and Sales, failed to file in a timely manner one report required by Section 16(a) of the Exchange Act covering one transaction. Mr. McGarr's report for such transaction was filed on September 13, 1995.

BOARD MEETINGS AND COMMITTEES

     The Board of Directors of the Company held a total of four meetings during fiscal year 1995.

     The Compensation Committee held one meeting during fiscal year 1995. Messrs. Morton, Wells and Hawks are currently the members of the Compensation Committee. The Compensation Committee reviews and approves the Company's executive officers' compensation policy and administers the Company's employee option plans.

     The Audit Committee met two times during the fiscal year 1995. Messrs. Morton, Wells, Hawks, and Colby are currently the members of the Audit Committee. The Audit Committee recommends engagement of the Company's independent auditors and is primarily responsible for approving the services performed by the Company's independent auditors and for reviewing and evaluating the Company's accounting principles and its systems of internal controls.

     The Board of Directors does not have a standing nominating committee nor any committee performing such function.

     During fiscal year 1995, no director attended fewer than 75% of the aggregate of all meetings of the Board of Directors and committees, if any, upon which such director served except Mr. Sutter who attended 25% of the Board of Directors meetings.

DIRECTOR COMPENSATION

     In fiscal year 1995, members of the Board of Directors received no compensation for serving on the Board of Directors.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of July 31, 1995 by (i) each person who is known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) by each of the Company's directors and each of the Company's executive officers identified in the Summary Compensation Table and
(iii) by all directors and officers as a group. Except as otherwise indicated, the Company believes that the beneficial owners of the securities listed below, based on information furnished by such owners, have sole investment and voting power with respect to the Common Stock shown as being beneficially owned by them.

            DIRECTORS,
           OFFICERS AND               NUMBER OF SHARES           PERCENTAGE
          5% SHAREHOLDERS            BENEFICIALLY OWNED     BENEFICIALLY OWNED(1)
-----------------------------------  ------------------     ---------------------
Ascom Holding Inc..................       5,418,224(2)              24.16%
  41 Pine Street
  Rockaway, NJ 07866
Randall C. Fowler..................       1,343,393(3)               5.94%
  510 N. Pastoria Avenue
  Sunnyvale, CA 94086
Patrick H. Morton..................         164,120(4)            *
Randall Hawks, Jr. ................         245,000(5)               1.08%
Fred U. Sutter.....................          60,000(6)            *
Larry J. Wells.....................         344,665(7)               1.54%
William E. Colby...................       5,418,224(8)              24.16%
Harrison N. Walther................         385,818(9)               1.71%
James P. Scullion..................         127,317(10)           *
Daniel F. Maase....................         122,667(11)           *
All directors and officers
  as a group (10 persons)..........       8,286,919(8)(12)          35.28%

---------------

  *  Less than one percent.

 (1) Applicable percentage of ownership is based on 22,424,899 shares of Common Stock outstanding as of July 31, 1995. Shares of Common Stock subject to outstanding options or warrants currently exercisable or exercisable within 60 days after July 31, 1995 are deemed outstanding for computing the percentage ownership of the person holding such options or warrants but are not deemed outstanding for computing the percentage ownership of any other person.

 (2) All of the Ascom Holding Inc. beneficially owned shares are held in a voting trust for which Mr. Colby, a director of the Company, is the voting trustee. The trustee of the voting trust votes all the shares held in the voting trust. Fred U. Sutter may be deemed to be the beneficial owner of Ascom Holding Inc. shares. Mr. Sutter is Chairman, Chief Executive Officer and President of Ascom Enterprise Network, Inc., a subsidiary of Ascom Holding Inc., and is a director of the Company. Mr. Sutter disclaims beneficial owership of such shares.

 (3) Includes 196,111 shares issuable upon exercise of options.

 (4) Includes 60,000 shares issuable upon exercise of a warrant.

 (5) Includes 245,000 shares issuable upon exercise of options.

 (6) Includes 60,000 shares issuable upon exercise of a warrant.

 (7) Includes 250,000 shares of the Company's Common Stock and 25,575 shares issuable upon the exercise of a warrant. Such shares and warrant are held by Sundance Venture Partners, L.P. of which Sundance Management Company is a general partner. Mr. Wells is a general partner of Sundance Management Company. Also includes 60,000 shares issuable upon exercise of a warrant held by Mr. Wells.

 (8) Includes 5,418,222 shares held by Ascom Holding Inc. in a voting trust for which Mr. Colby is the voting trustee. The address of Mr. Colby is 1250 Twenty Fourth Street, N.W., Washington, D.C. 20037.

 (9) Includes 104,235 shares issuable upon exercise of options.

(10) Includes 127,317 shares issuable upon exercise of options.

(11) Includes 122,667 shares issuable upon exercise of options.

(12) Includes 1,060,905 shares issuable upon exercise of warrants and options.

                             EXECUTIVE COMPENSATION

     The table set forth below provides, with respect to Messrs. Fowler, Walther, Scullion, and Maase, certain compensation information for each of the last three fiscal years. Messrs. Fowler, Walther, Scullion, and Maase are the only executive officers of the Company whose annual salary and bonus exceeded $100,000 in the year ended June 30, 1995.

                           SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION       LONG TERM
           NAME AND                        --------------------     COMPENSATION
      PRINCIPAL POSITION          YEAR     SALARY($)    BONUS($)     OPTIONS(#)
------------------------------    -----    --------     -------     ------------
Randall C. Fowler                 1995     $148,446     $12,500             --
President and Chief               1994      132,825          --         60,000(1)
Executive Officer                 1993      126,500          --        140,000
Harrison N. Walther               1995     $146,910     $84,113             --
President and Chief Executive     1994      146,910       4,803             --
Officer of ANADAC, Inc.           1993       97,940(2)   22,619(2)      40,000
James P. Scullion                 1995     $110,662     $17,500             --
Chief Financial Officer and       1994       96,000          --         30,000
Vice President, Finance           1993       90,000          --        115,000
Daniel F. Maase                   1995     $111,482          --             --
Vice President,                   1994      105,000          --             --
Engineering                       1993      100,000          --         75,000

---------------

(1) Represents compensation for being a member of the Board of Directors.

(2) Represents officer's compensation for partial year of service. ANADAC, Inc. was acquired by the Company on October 23, 1992.

1995 OPTION GRANTS TABLE

     During fiscal year 1995, the Company did not grant stock options to the executive officers identified in the Summary Compensation Table. Since inception, the Company has not granted any stock appreciation rights.

1995 OPTION EXERCISES AND YEAR-END VALUE TABLE

     The following table sets forth stock options exercised by the executive officers identified in the Summary Compensation Table during fiscal year 1995, and the number and value of all unexercised options at fiscal year end. The value of "in-the-money" options refers to options having an exercise price which is less than the market price of the Company's Common Stock on June 30, 1995.

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION
VALUES

                                                                                             VALUE OF
                                                                       NUMBER OF           UNEXERCISED
                                   SHARES                             UNEXERCISED          IN-THE-MONEY
                                 ACQUIRED ON          VALUE           OPTIONS AT            OPTIONS AT
                               EXERCISE (#)(1)     REALIZED ($)     FISCAL YEAR END     FISCAL YEAR END(2)
                               ---------------     ------------     ---------------     ------------------
                                                                       EXERCISABLE/           EXERCISABLE/
NAME                                                                  UNEXERCISABLE          UNEXERCISABLE
-----------------------------                                       ---------------     ------------------
Randall C. Fowler............      --                  --            184,444/15,556      $ 681,854/ 61,796
Harrison N. Walther..........      --                  --            102,235/18,667        427,138/ 66,501
James P. Scullion............      --                  --            117,067/26,083        439,206/101,962
Daniel F. Maase..............      --                  --            115,767/12,233        456,828/ 47,972

---------------

(1) During fiscal year 1995, there were no stock options exercised by the executive officers listed in this table.

(2) Represents market value of the Company's Common Stock at fiscal year end less the exercise price.

     The Company did not make any awards during the fiscal year ended June 30, 1995 to any of the executive officers named in the Summary Compensation Table under any long-term incentive plan providing compensation intended for performance to occur over a period longer than one fiscal year.

AGREEMENTS WITH EXECUTIVE OFFICER

     In October 1992, ANADAC and Harrison N. Walther entered into a three-year employment agreement providing for a base annual salary of $147,000. The term of the agreement commenced on October 23, 1992, the date of the acquisition of ANADAC by Identix. Mr. Walther is entitled to a guaranteed bonus of $4,800 for calendar years 1992, 1993 and 1994 (in 1993 and 1994, to be deducted from incentive bonuses otherwise earned) and additional bonus amounts if certain revenue and profit targets are met. If Mr. Walther's employment is terminated without cause, Mr. Walther shall be entitled to receive the greater of (a) one month's base salary for each full year that he has been employed by ANADAC (his employment with ANADAC commenced in 1982), or (b) the remainder of his base salary under the original three-year term of the agreement. Such severance amounts are subject to reduction if he becomes employed or retained as a consultant by any other corporation or other entity. As of June 30, 1995, Mr. Walther was indebted to ANADAC in the amount of $97,510 for premium payments made on his behalf for a split dollar life insurance policy. Such indebtedness is represented by non-interest-bearing notes, is payable upon demand and may be paid, at the option of ANADAC, with the proceeds from the policy or, in the event the policy is canceled or terminated, with the policy's cash surrender value. ANADAC will continue to make such premium payments as a loan to Mr. Walther in an amount equal to approximately $12,500 per year. Mr. Walther is also indebted to ANADAC in the principal amount of $56,520 for a loan made to Mr. Walther in July 1989. This loan bears interest at the rate of 7.5% per annum. Interest is payable monthly and principal is payable upon demand.

            REPORT OF THE BOARD OF DIRECTORS COMPENSATION COMMITTEE

     The Compensation Committee is responsible for establishing and administering the policies which govern both annual compensation and stock ownership programs for the Chief Executive Officer and certain other executive officers. Each year, salaries are determined and awards are made, if warranted, under the Company's stock option plans.

     The Committee annually evaluates the Company's corporate performance, and its executive compensation and incentive programs compared with our own industry and with a broader group of companies. In determining the Chief Executive Officer's compensation for fiscal year 1995, the Compensation Committee considered the compensation paid by the Company's direct competitor, and the level of revenues for the Company for the fiscal year.

     The Company's compensation programs are designed to reward executives for long-term strategic management and enhancement of shareowner value, and are leveraged on the basis of performance in terms of both cash compensation and incentive plans, paying more with good performance and less when it is below standard.

     During 1995, the Chief Executive Officer and the other executive officers initially received a 5% salary increase. In January 1995, Mr. Fowler, Mr. Scullion, and Mr. Maase received an annual base salary increase to $160,000, $120,000 and $120,000, respectively, for meeting certain financial objectives established by the Compensation Committee. In addition, Mr. Fowler and Mr. Scullion were paid bonuses totaling $12,500 and $17,500, respectively. Mr. Walther received a bonus pursuant to an agreement entered into in connection with the acquisition of ANADAC.

     During 1996, the Compensation Committee will continue to carefully consider executive compensation in relation to the Company's performance compared to that of industry performance levels.

                                          Larry J. Wells
                                          Patrick H. Morton
                                          Randall Hawks, Jr.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Randall Hawks Jr., a member of the Compensation Committee of the Company's Board of Directors during fiscal year 1995, formerly was Executive Vice President of the Company from 1989 to November 1993 and was Vice President of Marketing from 1985 to 1989.

IDENTIX STOCK PERFORMANCE GRAPH

     The following graph compares the cumulative total stockholder return on the Common Stock of the Company from July 1, 1990 to June 30, 1995 with cumulative total return on the Russell 2000 Index and a Peer Group (a competitor, Digital Biometrics, Inc.) over the same period (assuming the investment of $100 in the Company's Common Stock and in the Index and the Peer Group on July 1, 1990, and reinvestment of all dividends).

                      COMPARATIVE FIVE-YEAR TOTAL RETURNS*
                     IDENTIX INC., RUSSELL 2000, PEER GROUP
                     (Performance results through 6/30/95)

                            STOCK PERFORMANCE GRAPH
---------------

* Cumulative total return assumes reinvestment of dividends.

                              CERTAIN TRANSACTIONS

     At July 31, 1995, Ascom Holding, Inc. ("Ascom") owns approximately 24.2% of the outstanding Common Stock of the Company. The Company granted Ascom registration rights with respect to the Common Stock acquired from the Company and preemptive rights to participate in any offering of certain securities of the Company. Ascom's preemptive rights allow it to purchase a sufficient number of shares of Common Stock to preserve its ownership interest in the Company at a purchase price per share equal to the lower of (a) the weighted average price of the shares sold in the dilutive event or (b) the average closing price of the Common Stock for the 20 trading days immediately preceding the dilutive event. The presence of Ascom's registration and preemptive rights may adversely affect the terms on which the Company could obtain additional financing. On September 2, 1994, the Company entered into a Voting Trust Agreement (the "Agreement") with Ascom whereby Ascom deposited all of its shares of the Company's Common Stock held by Ascom totaling 5,418,224 (the "Voting Stock") into a voting trust. The trustee of the voting trust is on the Company's Board of Directors and has voting control of the Voting Stock. The term of the Agreement is 10 years. In consideration for Ascom entering into the agreement, the Company granted Ascom certain additional registration rights with respect to the Voting Stock, modified certain contractual transfer restrictions with respect to the Voting Stock, and granted Ascom price protections regarding certain sales of Voting Stock.

     Fred U. Sutter, a director of the Company, is the Chairman, Chief Executive Officer and President of Ascom Enterprise Network, Inc., a subsidiary of Ascom Holding Inc.

     On March 18, 1992, the Company entered into a convertible promissory note and warrant purchase agreement with Sundance Venture Partners, L.P. ("Sundance"), which agreement was amended on July 29, 1992. Under the agreement, the Company received $500,000 from Sundance in exchange for a promissory note. Interest on the note accrues at 10% per annum and is payable quarterly. On June 30, 1995, the Company, at its option, converted the note into 166,666 shares of the Company's Common Stock. As additional consideration for the note, the Company issued Sundance a warrant to purchase 25,575 shares of Common Stock with an exercise price of $3.00 per share. The closing price of the Common Stock on March 18, 1992 was $3.50. The warrant is currently exercisable and expires on March 18, 1997.

     Larry J. Wells is a general partner of Sundance Management Company, the general partner of Sundance. Mr. Wells became a member of the Company's Board of Directors in May 1992. The Company believes that the agreements with Sundance discussed above were negotiated and consummated on an arms-length basis and on terms no more favorable to Sundance than would be obtainable from an unrelated third party.

2.  APPROVAL OF THE IDENTIX INCORPORATED EQUITY INCENTIVE PLAN

     The Board of Directors adopted on July 5, 1995, subject to shareholder approval, the Identix Incorporated Equity Incentive Plan (the "Incentive Plan"). The Incentive Plan provides for the discretionary award of options, restricted stock, stock purchase rights, performance shares, or any combination of these (collectively, the "awards") to eligible employees, including executive officers, and consultants. The Incentive Plan may be administered by the Board of Directors or the Board may delegate its authority to a committee composed of not less than two outside directors (in either case, the "Committee").

     A total of 1,000,000 shares of Common Stock is reserved for issuance under the Incentive Plan. To the extent an award is paid in cash, the number of shares of Common Stock, based on the fair market value thereof on the payment date, that represents the value of the cash payment will not be available for later grant under the Incentive Plan. No award may be granted under the Incentive Plan after July 5, 2005, but outstanding awards may extend beyond that date.

DESCRIPTION OF THE INCENTIVE PLAN

     The Incentive Plan is intended to strengthen the Company by providing selected eligible key employees of, and consultants to, the Company an opportunity to participate in the Company's future by offering them an opportunity to acquire stock in the Company so as to retain, attract and motivate them. The Committee may select key employees, including executive officers, or consultants, to receive awards under the Incentive Plan and has broad discretion to determine the amount and type of awards and terms and conditions of the awards. However, in any one fiscal year, the Committee may not grant awards covering more than 200,000 shares of Common Stock to any executive officer whose compensation is required to be disclosed under Item 402 of Regulation S-K. Individual grants will generally be based on a person's present and potential contribution to the Company. Nonemployee directors and members of the Committee are not eligible to participate in the Incentive Plan. As of July 31, 1995, the Company had approximately 49 employees eligible to participate in the Incentive Plan. A total of 1,000,000 shares of Common Stock are reserved for issuance under the Incentive Plan.

     Awards may be granted in the form of options ("Option"), restricted stock ("Restricted Stock"), stock purchase rights ("Stock Purchase Rights") or performance shares ("Performance Shares"). Any award may be granted either alone or in addition to other awards granted under the Incentive Plan. The Committee may condition the grant of the award upon the attainment of specified Company, group or division performance goals or other criteria, which need not be the same for all participants. No award may be granted under the Incentive Plan on or after July 5, 2005, but outstanding awards may extend beyond that date.

     Options. Stock options granted under the Incentive Plan may be incentive stock options under Section 422 of the Internal Revenue Code ("ISOs") or non-qualified stock options ("NQOs"). The exercise price of ISOs may not be less than the fair market value of the shares subject to the Option on the date of grant. The exercise price of NQOs must be at least 85 percent of the fair market value of the shares subject to the Option on the date of grant. The term of any ISO granted under the plan may not exceed ten years and the term of any NQO may not exceed fifteen years. Certain other limitations are also applicable to ISOs in order to take advantage of the favorable tax treatment that may be available for ISOs.

     Restricted Stock. Restricted Stock awards consist of non-transferable shares of Common Stock of the Company. The Committee may provide for the lapse of the transfer restrictions over a period of not more than ten years, or may accelerate or waive such restrictions, in whole or in part, based on service, performance or other criteria determined by the Committee.

     Stock Purchase Rights. Stock Purchase Rights consist of a grant to purchase Common Stock at a purchase price of not less than 85 percent of the fair market value of the Common Stock on the grant date. Stock Purchase Rights are generally exercisable for a period of up to 30 days after the grant date.

     Performance Shares. Performance Shares are shares of Common Stock issuable upon the attainment of performance criteria. At the time of a grant the Committee will determine the number of shares of Common Stock to be awarded at the end of the performance period if and to the extent that the specified performance targets are met. The consideration payable by a participant with respect to a Performance Share award will be determined by the Committee but may not exceed 50 percent of the fair market value of the Common Stock on the date of grant. The Committee will determine the performance period, the performance objectives to be used in granting the awards and the extent to which awards have been earned. Performance periods may overlap, and participants may be awarded Performance Shares having different performance criteria. Performance Share awards may be payable in cash or stock, at the discretion of the Committee, and may bear interest or earn dividends.

     The consideration payable for, upon exercise of, or for tax payable in connection with, an award may be paid in cash, by promissory note of the participant, or by delivery of other property, including securities of the Company, as authorized by the Committee. The Company generally will not receive any consideration upon the grant of any awards, although the Incentive Plan provides that consideration may be payable with respect to the grant of Performance Shares. Awards generally may be exercised at any time within three months after a participant's employment by, or consulting relationship with, the Company terminates (but, only to the extent exercisable or payable at the time of termination). If termination is due to the participant's death, retirement or disability, the award may be exercised for two years thereafter. Shares issued under an award may be subject to a right of repurchase by the Company. No award shall be assignable or otherwise transferable by a participant other than by will or by the laws of descent and distribution.

     The Committee may adjust the performance goals and measurements applicable to awards. The Committee also may waive in whole or in part any or all restrictions, conditions, vesting or forfeiture with respect to any award granted under the Incentive Plan.

     The Board may amend, alter or discontinue the Incentive Plan or any award at any time, except that the consent of a participant is required if the participant's rights under an outstanding award would be impaired. In addition, to the extent required for the Incentive Plan to satisfy the conditions of Rule 16b-3 under the Securities and Exchange Act of 1934 ("Exchange Act") or, with respect to provisions solely as they relate to ISOs, to the extent required for the Incentive Plan to comply with Section 422 of the Internal Revenue Code ("Code"), the shareholders of the Company must approve any amendment, alteration or discontinuance of the Incentive Plan that would (i) increase the total number of shares reserved under the Incentive Plan, (ii) change the minimum price terms for Option exercise, (iii) change the class of employees and consultants eligible to participate in the Incentive Plan, (iv) extend the maximum option exercise period, or (v) materially increase the benefits accruing to participants under the Incentive Plan.

     The Incentive Plan constitutes an unfunded plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or arrangements to meet the obligations under the Incentive Plan to deliver stock or make payments.

     In the event of a "change in control" of the Company, as defined in the Incentive Plan, the Board may, subject to certain limitations, accelerate the vesting provisions of awards or may cash out the awards. A "change in control" is defined to include the acquisition of 20 percent or more of the voting power of the Company's outstanding stock, a proxy solicitation for one or more directors without support of the then current Board, a dissolution or liquidation of the Company and certain asset sales, mergers or reorganizations or other changes in ownership of the Company's assets or stock.

     The following table shows the number of awards granted under the Incentive Plan to the named individuals and groups that are subject to the shareholders approving the Incentive Plan:

                                 PLAN BENEFITS

                                                               NUMBER OF SHARES
                       NAME AND POSITION                       COVERED BY AWARD(1)
----------------------------------------------------------------------------------
Randall C. Fowler..............................................    45,000
  President and Chief Executive Officer
Harrison N. Walther............................................    20,000
  President and Chief Executive Officer of ANADAC, Inc.
James P. Scullion..............................................    45,000
  Chief Financial Officer and Vice President, Finance
Daniel F. Maase................................................    25,000
  Vice President, Engineering
All executive officers as a group..............................    160,000
All directors who are not executive officers as a group........       0
All employees (other than executive officers) as a group.......       0

---------------

(1) All awards granted at fair market value as of the date of grant.

FEDERAL INCOME TAX CONSEQUENCES

     Incentive Stock Options. ISOs are intended to constitute "incentive stock options" within the meaning of Section 422 of the Code. ISOs may be granted only to employees of the Company (including directors who are also employees). An Optionee does not recognize taxable income upon either the grant or exercise of an ISO. However, the excess of the fair market value of the shares purchased upon exercise over the Option exercise price (the "Option Spread") is includable in the Optionee's "alternative minimum taxable income" ("AMTI") for purposes of the alternative minimum tax ("AMT"). The Option Spread is generally measured on the date of exercise and is includable in AMTI in the year of exercise. Special rules regarding the time of AMTI inclusion may apply for shares subject to a repurchase right or other "substantial risk of forfeiture"

(including, in the case of each person subject to the reporting requirements of Section 16 of the Exchange Act, any limitations on resale of shares imposed under Section 16(b) of the Exchange Act).

     If an Optionee holds the shares purchased under an ISO for at least two years from the date the ISO was granted and for at least one year from the date the ISO was exercised, any gain from a sale of the shares other than to the Company is taxable as long term capital gain. Under these circumstances, the Company would not be entitled to a tax deduction at the time the ISO was exercised or at the time the stock was sold. If an Optionee were to dispose of stock acquired pursuant to an ISO before the end of the required holding periods (a "Disqualifying Disposition"), the amount by which the market value of the stock at the time the ISO was exercised exceeded the exercise price (or, if less, the amount of gain realized on the sale) would be taxable as ordinary income, and the Company would be entitled to a corresponding tax deduction. Such income is subject to information reporting requirements and may become subject to withholding. Gain from a Disqualifying Disposition in excess of the amount required to be recognized as ordinary income is capital gain, and is "long term" if the shares have been held more than one year as of the date of sale. Optionees are required to notify the Company immediately prior to making a Disqualifying Disposition. If the stock sold in the Disqualifying Disposition had been acquired subject to a "substantial risk of forfeiture", the Optionee's holding period for purposes of determining whether any capital gain or loss on sale is long-term will generally not begin until the restriction lapses or the Optionee files an election under Section 83(b) of the Code (a "Section 83(b) Election"). If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.

     If an Optionee pays for ISO shares with shares of the Company acquired under an ISO or a qualified employee stock purchase plan ("statutory option stock"), the tender of shares is a Disqualifying Disposition of the statutory option stock if the above described (or other applicable) holding periods respecting those shares have not been satisfied. If the holding periods with respect to the statutory option stock are satisfied, or the shares were not acquired under a statutory stock option of the Company, then any appreciation in value of the surrendered shares is not taxable upon surrender. Special basis and holding period rules apply where previously-owned stock is used to exercise an ISO.

     The present position of the Internal Revenue Service ("IRS") appears to be that income and employment withholding taxes are not imposed upon the exercise of an ISO or the sale of ISO shares. The IRS is studying this position and may change it at any time possibly with retroactive effect.

     Nonqualified Stock Options. An Optionee is not taxable upon the award of a NQO. Federal income tax consequences upon exercise will depend upon whether the shares thereby acquired are subject to a "substantial risk of forfeiture." If the shares are not subject to a substantial risk of forfeiture, or if they are so restricted and the Optionee files a Section 83(b) Election with respect to the shares, the Optionee will have ordinary income at the time of exercise measured by the Option Spread on the exercise date. The Optionee's tax basis in the shares will be their fair market value on the date of exercise, and the holding period for purposes of determining whether capital gain or loss upon sale is long- or short-term also will begin on that date. If the shares are subject to a substantial risk of forfeiture and no Section 83(b) Election is filed, the Optionee will not be taxable upon exercise, but instead will have ordinary income, on the date the restrictions lapse, in an amount equal to the difference between the amount paid for the shares under the Option and their fair market value as of the date of lapse; in addition, the Optionee's holding period will begin on the date of lapse.

     Whether or not the shares are subject to a substantial risk of forfeiture, the amount of ordinary income taxable to an Optionee who was an employee at the time of grant constitutes "supplemental wages" subject to withholding of income and employment taxes by the Company, and the Company receives a corresponding income tax deduction.

     Upon sale, other than to the Company, of shares acquired under a NQO, an Optionee generally will recognize capital gain or loss to the extent of the difference between the sale price and the Optionee's tax basis in the shares, which will be long-term gain or loss if the employee's holding period in the shares is more than one year. If stock is sold to the Company rather than to a third party, the sale may not produce capital gain or loss. A sale of shares to the Company will constitute a redemption of such shares, which could be taxable as a dividend unless the redemption is "not necessarily equivalent to a dividend" within the meaning of the Code.

     If an Optionee tenders Common Stock (other than statutory option stock -- see above) to pay all or part of the exercise price of a NQO, the Optionee will not have a taxable gain or deductible loss on the surrendered shares. Instead, shares acquired upon exercise that are equal in value to the fair market value of the shares surrendered in payment are treated as if they had been substituted for the surrendered shares, taking as their basis and holding period the basis and holding period that the Optionee had in the surrendered shares. The additional shares are treated as newly acquired with a zero basis.

     If the surrendered shares are statutory option stock as described above under "Incentive Stock Options", with respect to which the applicable holding period requirements for favorable income tax treatment have not expired, then the newly acquired shares substituted for the statutory option shares should remain subject to the federal income tax rules governing the surrendered shares, but the surrender should not constitute a "disqualifying disposition" of the surrendered stock.

     Restricted Stock. Upon receipt of Restricted Stock, a recipient generally has taxable income in the amount of the excess of the then fair market value of the Common Stock over any consideration paid for the Common Stock (the "spread"). However, if the Common Stock is subject to a "substantial risk of forfeiture" (described under "Incentive Stock Options," above) and the recipient does not make a Section 83(b) Election, the recipient will have taxable income upon lapse of the risk of forfeiture, rather than at receipt, in an amount equal to the spread on the date of lapse. The taxable income constitutes supplemental wages subject to income and employment tax withholding, and the Company receives a corresponding income tax deduction. Supplemental wages are subject to federal income tax withholding at a rate of 28 percent. The consequences upon sale or disposition of Restricted Stock generally are the same as for Common Stock acquired under a NQO (see above).

     Performance Shares. Depending on the exact terms of an award of Performance Shares, the Award could be treated for tax purposes in the same manner as a Restricted Stock Award, i.e., as receipt of property, subject to restrictions.

     Stock Purchase Rights. The tax treatment of Stock Purchase Rights is identical to that of NQOs, as described above.

     Special Federal Income Tax Consideration Due to Short Swing Profit
Rule. The potential liability of a person subject to Section 16 of the Exchange Act to repay short-swing profits from the resale of shares acquired under a Company plan constitutes a "substantial risk of forfeiture" within the meaning of the above-described rules, which is treated as lapsing at such time as the potential liability under Section 16 lapses. Persons subject to Section 16 who would be required by Section 16 to repay profits from the immediate resale of stock acquired under a Company plan should consider whether to file a Section 83(b) Election at the time they acquire stock under a Company plan in order to avoid deferral of the date that they are deemed to acquire shares for federal income tax purposes.

PROPOSAL

     Shareholders are being asked to approve the Incentive Plan. The affirmative vote of the holders of a majority of the outstanding shares of the Common Stock of the Company represented and voting at the Annual Meeting is required for approval of the Incentive Plan.

BOARD RECOMMENDATION

     The Board recommends a vote "FOR APPROVAL" of the proposal.

3.  APPROVAL OF THE IDENTIX INCORPORATED NONEMPLOYEE
    DIRECTORS STOCK OPTION PLAN

     The Board adopted on August 2, 1995, subject to shareholder approval, the Identix Incorporated Nonemployee Directors Stock Option Plan (the "Directors Plan"). A total of 250,000 shares of Common Stock are reserved for issuance upon exercise of NQOs granted thereunder. Only nonemployee directors of the Company are eligible to participate in the Directors Plan. The Directors Plan is designed to work automatically. However, to the extent administration is necessary, it is provided by the Board or the Board may delegate its authority to a committee of the Board.

DESCRIPTION OF THE DIRECTORS PLAN

     Option grants to nonemployee directors are made on a formula basis and not on a discretionary basis. The Directors Plan provides that the Company will grant each director who is not, and has not been in the preceding twelve months, an officer or an employee of the Company an NQO to purchase 20,000 shares of Common Stock on the date of adoption of the Directors Plan. The Directors Plan further provides that when a person who is not, and has not been in the preceding twelve months, an officer or an employee of the Company is elected or appointed a member of the Board, the Company will grant that person on the effective date of such election or appointment (i) an NQO to purchase 10,000 shares of Common Stock if less than six months have elapsed since the last annual meeting of shareholders or (ii) an NQO to purchase 5,000 shares of Common Stock if at least six months have elapsed since the last annual meeting of shareholders. The Directors Plan further provides that on the first meeting of the Board immediately following the annual meeting of shareholders of the Company (even if held on the same day as the meeting of shareholders), commencing with the annual meeting of shareholders held in 1996, the Company will grant to each nonemployee director then in office an NQO to purchase an additional 10,000 shares of Common Stock. All NQOs granted under the Directors Plan shall have an exercise price equal to the fair market value of such shares on the date of grant and will become exercisable with respect to one fourth of the number of shares covered by such Option for each three month period which elapses after the date of grant, so that such Option will be fully exercisable on the first anniversary of the date such Option was granted. The Company currently has five nonemployee directors who are eligible to participate in the Directors Plan, all of whom have been nominated for election at the Annual Meeting.

     The consideration payable in connection with any option (including any related taxes) may be paid by promissory note of the nonemployee director or by delivery of shares of Common Stock of the Company. Options granted under the Directors Plan have a term of ten years. Options generally terminate three months after a nonemployee director ceases to be, for any reason, a director of the Company, but if a nonemployee director ceases to be a director due to death, disability or retirement, the Option may be exercised for two years after the termination.

     The Board may amend, alter, or discontinue the Directors Plan or any Option at any time, except that the consent of a participant is required if the participant's existing rights under an outstanding Option would be impaired. In addition, to the extent required under applicable tax and securities laws and regulations, the shareholders of the Company must approve any amendment, alteration, or discontinuance of the Directors Plan that would increase the total number of shares reserved under the Directors Plan and in certain other circumstances as the Board may deem advisable to comply with such laws and regulations. In addition, the provisions of the Directors Plan plan governing who is granted Options, the number of shares covered by each Option, the exercise price, and the period of exercisability and the timing of Option grants may not be amended more than once every six months, other than for changes to comport with the Code or the Employee Retirement Income Security Act of 1974.

     In the event of a "change in control" of the Company, as defined in the Directors Plan, the vesting of Options will automatically accelerate. A "change in control" is defined to include the acquisition of 20% or more of the voting power of the Company's outstanding stock, a proxy solicitation for one or more directors without support of the then-current Board, and certain mergers or reorganizations or other changes in ownership of the Company's assets or stock.

     The following table shows, based on the current composition of the Board, the number of options which will be granted to the listed groups under the Directors Plan in fiscal 1996.

                                                                                  NUMBER OF
                                                                                  OPTIONS(1)
                                                                                  ---------
All executive officers as a group...............................................         0
All directors who are not executive officers as a group.........................   100,000
All employees (other than executive officers) as a group........................         0

------------

(1) All options granted at fair market value as of the date of grant.

     Under the Incentive Plan, directors are not eligible to receive Options. The Company believes it important that directors have meaningful equity ownership in the Company. The reason for creating a nondiscretionary option plan for nonemployee directors and limiting their participation in the Incentive Plan is so that outside directors will be able to administer such plans (and any subsequently approved discretionary stock plans) in the future under rules of the Securities and Exchange Commission.

FEDERAL INCOME TAX CONSEQUENCES

     The federal income tax consequences of NQOs granted under the Directors Plan are the same as NQOs granted under the Incentive Plan. See "Approval of Identix Incorporated Equity Incentive Plan -- Federal Income Tax
Consequences -- Nonqualified Stock Options."

PROPOSAL

     Shareholders are being asked to approve the Directors Plan. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock of the Company represented and voting at the Annual Meeting is required for approval of the Directors Plan.

BOARD RECOMMENDATION

     The Board recommends a vote "FOR APPROVAL" of the proposal.

4.  RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS

     The Board of Directors has appointed Price Waterhouse LLP, independent accountants, to audit the consolidated financial statements of the Company for the fiscal year ending June 30, 1996, and recommends that shareholders vote "FOR" ratification of such appointment. In the event of a negative vote on such ratification, the Board of Directors will reconsider its selection. It is anticipated that a representative of Price Waterhouse LLP will be present at the Annual Meeting with the opportunity to make a statement and to respond to appropriate questions.

5.  OTHER MATTERS

     Management knows of no other matters to be submitted to the meeting. If any other matters properly come before the meeting, it is the intention of the Company that the persons named in the enclosed form of proxy vote the shares they represent as Management may recommend.

Dated: September 15, 1995

                                          THE BOARD OF DIRECTORS

 1.  ELECTION OF DIRECTORS:

FOR all nominees          WITHHOLD
listed to the right       AUTHORITY
(except as marked         to vote for the
to the contrary)          nominees listed

    / /                       / /


2.   To approve the Identix Incorporated Equity Incentive Plan;


        FOR                  AGAINST                ABSTAIN

        / /                    / /                   / /

NOMINEES:      Randall C. Fowler, Patrick H. Morton, Randall
               Hawks, Jr., Fred U. Sutter, Larry J. Wells, William
               E. Colby and Harrison N. Walther

(INSTRUCTION: To withhold authority to vote for any nominee, write the nominee's name in the space provided below.)

_________________________________________________________________


3.   To approve the Identix Incorporated Nonemployee Directors Stock Option
     Plan;


        FOR                  AGAINST                ABSTAIN

        / /                    / /                   / /


4. To ratify the appointment of Price Waterhouse LLP as independent accountants of the Company for the fiscal year ending June 30, 1996;

        FOR                  AGAINST                ABSTAIN

        / /                    / /                   / /


5. To transact such other business as may properly come before the meeting or any adjournment thereof.


        FOR                  AGAINST                ABSTAIN

        / /                    / /                   / /


Dated:______________________________________, 1995

__________________________________________________
Signature(s) of Shareholder or Shareholders,
(Executors, Administrators, Trustees, etc. should
              give full title.)

__________________________________________________
Signature (if held jointly)


     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, YOU ARE URGED TO
      MARK, SIGN, DATE AND PROMPTLY RETURN THIS PROXY, USING THE ENCLOSED
                                   ENVELOPE.
____________________________________________________________________________

                              FOLD AND DETACH HERE

PROXY
                              IDENTIX INCORPORATED
                            A California Corporation

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned shareholder of common stock of Identix Incorporated (the "Company") hereby revokes all previous proxies, acknowledges receipt of the notice of the shareholders' meeting to be held on October 26, 1995, and appoints Randall C. Fowler and James P. Scullion, and each of them, as proxy of the undersigned with power of substitution and revocation, to vote and otherwise represent all the shares of the undersigned at said meeting and any adjournment or postponement thereof with the same effect as if the undersigned were present and voting the shares. The shares represented by this proxy shall be voted as specified on the reverse side. If no choice is indicated, the shares will be voted FOR all proposals.

                           (Continued on other side)



___________________________________________________________________________

                              FOLD AND DETACH HERE

                              IDENTIX INCORPORATED
                              EQUITY INCENTIVE PLAN

SECTION 1.  PURPOSE; DEFINITIONS.

       (a) Purpose. The purpose of the Plan is to provide selected eligible employees of, and consultants to, Identix Incorporated, a California corporation, its subsidiaries and affiliates an opportunity to participate in the Company's future by offering them an opportunity to acquire stock in the Company so as to retain, attract and motivate them.

       (b) Definitions. For purposes of the Plan, the following terms have the following meanings:

           (i) "Award" means any award under the Plan, including any Option, Restricted Stock, Stock Purchase Right or Performance Share Award.

           (ii) "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Plan participant setting forth the terms and conditions of the Award.

           (iii) "Board" means the Board of Directors of the Company.

           (iv) "Change in Control" has the meaning set forth in Section 9(a).

           (v) "Change in Control Price" has the meaning set forth in Section 9(c).

           (vi) "Code" means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

           (vii) "Commission" means the Securities and Exchange Commission and any successor agency.

           (viii) "Committee" means the Committee referred to in Section 2, or the Board in its capacity as administrator of the Plan in accordance with
Section 2.

           (ix) "Company" means Identix Incorporated, a California corporation.

           (x) "Disability" means permanent and total disability as determined by the Committee for purposes of the Plan.

           (xi) "Disinterested Person" has the meaning set forth in Rule 16b-3(c)(2)(i) under the Exchange Act, and any successor definition adopted by the Commission.

           (xii) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

                                    EXHIBIT A

           (xiii) "Fair Market Value" means as of any given date (a) if the Stock is listed on any established stock exchange or a national market system, the closing sales price for the Stock or the closing bid if no sales were reported, as quoted on such system or exchange, as reported in the Wall Street Journal; or (b) in the absence of an established market for the Stock, the fair market value of the Stock as determined by the Committee in good faith.

           (xiv) "Incentive Stock Option" means any Option intended to be and designated as an "incentive stock option" within the meaning of Section 422 of the Code.

           (xv) "Nonqualified Stock Option" means any Option that is not an Incentive Stock Option.

           (xvi) "Option" means an option granted under Section 5.

           (xvii) "Performance Period" means the period determined by the Committee under Section 8(a).

           (xviii) "Performance Share" means the equivalent, as of any time such assessment is made, of the Fair Market Value of one share of Stock.

           (xix) "Performance Share Award" means an Award under Section 8.

           (xx) "Plan" means this Identix Incorporated Equity Incentive Plan, as amended from time to time.

           (xxi) "Restricted Stock" means an Award of Stock subject to restrictions, as more fully described in Section 6.

           (xxii) "Restriction Period" means the period determined by the Committee under Section 6(b).

           (xxiii) "Rule 16b-3" means Rule 16b-3 under Section 16(b) of the Exchange Act, as amended from time to time, and any successor rule.

           (xxiv) "Stock" means the no par value Common Stock of the Company, and any successor security.

           (xxv) "Stock Purchase Right" means an Award granted under Section 7.

           (xxvi) "Subsidiary" has the meaning set forth in Section 424 of the Code.

           (xxvii) "Tax Date" means the date defined in Section 10(f).

           (xxviii) "Termination" means, for purposes of the Plan, with respect to a participant, that the participant has ceased to be, for any reason, employed by, or consulting to, the Company, a subsidiary or an affiliate; provided, that for purposes of this definition, if so determined by the President of the Company, in his sole discretion, Termination shall not include a change in status from an employee of, to a consultant to, the Company or any subsidiary or affiliate, or vice versa.

SECTION 2.  ADMINISTRATION.

     (a) Committee. The Plan shall be administered by the Board or, upon delegation by the Board, by a committee of the Board appointed by the Board. In connection with the administration of the Plan, the Committee shall have the powers possessed by the Board. The Committee may act only by a majority of its members, except that the Committee may from time to time select another committee or one or more other persons to be responsible for any matters for which Disinterested Persons are not required pursuant to Rule 16b-3. The Board at any time may abolish the Committee and revest in the Board the administration of the Plan.

     (b) Authority. The Committee shall grant Awards to eligible employees and consultants. In particular and without limitation, the Committee, subject to the terms of the Plan, shall:

         (i) select the officers, other key employees and consultants to whom Awards may be granted;

         (ii) determine whether and to what extent Awards are to be granted under the Plan;

         (iii) determine the number of shares to be covered by each Award granted under the Plan;

         (iv) determine the terms and conditions of any Award granted under the Plan and any related loans to be made by the Company, based upon factors determined by the Committee; and

         (v) determine to what extent and under what circumstances any Award payments may be deferred by a participant.

     (c) Committee Determinations Binding. The Committee may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it from time to time shall deem advisable, may interpret the terms and provisions of the Plan, any Award and any Award Agreement and may otherwise supervise the administration of the Plan. Any determination made by the Committee pursuant to the provisions of the Plan with respect to any Award shall be made in its sole discretion at the time of the grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time. All decisions made by the Committee under the Plan shall be binding on all persons, including the Company and Plan participants.

SECTION 3.  STOCK SUBJECT TO PLAN.

     (a) Number of Shares. The total number of shares of Stock reserved and available for issuance pursuant to Awards under this Plan shall be 1,000,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or treasury shares or shares reacquired in private transactions or open market purchases, but all shares issued under the Plan, regardless of source shall be counted against the 1,000,000 share limitation. If any Option terminates or expires without being exercised in full or if any shares of Stock subject to an Award are forfeited, or if an Award otherwise terminates without a payment being made to the participant in the form of Stock, the shares issuable under such Option or Award shall again be available for issuance in connection with Awards. To the extent an Award is paid in cash, the number of shares of Stock representing, at Fair Market Value on the date of the payment, the value of the cash payment shall not be available for later grant under the Plan. Any Award under this Plan shall be governed by the terms of the Plan and any applicable Award Agreement.

     (b) Adjustments. In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Stock, such substitution or adjustments shall be made in the aggregate number of shares of Stock reserved for issuance under the Plan, in the number and exercise price of shares subject to outstanding Options, and in the number of shares subject to other outstanding Awards, as may be determined to be appropriate by the Committee, in its sole discretion; provided, however, that the number of shares subject to any Award shall always be a whole number.

SECTION 4.  ELIGIBILITY.

     Awards may be granted to officers and other key employees of, and consultants to, the Company, its subsidiaries and affiliates (excluding members of the Committee and any person who serves only as a director).

SECTION 5.  STOCK OPTIONS.

     (a) Types. Any Option granted under the Plan shall be in such form as the Committee may from time to time approve. The Committee shall have the authority to grant to any participant Incentive Stock Options, Nonqualified Stock Options or both types of Options. Incentive Stock Options may be granted only to employees of the Company, its parent (within the meaning of Section 424(e) of the Code) or Subsidiaries. Any portion of an Option that is not designated as, or does not qualify as, an Incentive Stock Option shall constitute a Nonqualified Stock Option.

     (b) Terms and Conditions. Options granted under the Plan shall be subject to the following terms and conditions:

         (i) Option Term. The term of each Option shall be fixed by the Committee, but no Incentive Stock Option shall be exercisable more than ten

(10) years after the date the Option is granted, and no Nonqualified Stock Option shall be exercisable more than fifteen (15) years after the date the Option is granted. If, at the time the Company grants an Incentive Stock Option, the optionee owns directly or by attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary of the Company, the Incentive Stock Option shall not be exercisable more than five (5) years after the date of grant.

         (ii) Grant Date. The Company may grant Options under the Plan at any time and from time to time before the Plan terminates. The Committee shall specify the date of grant or, if it fails to, the date of grant shall be the date of action taken by the Committee to grant the Option. However, if an Option is approved in anticipation of employment, the date of grant shall be the date the intended optionee is first treated as an employee for payroll purposes.

         (iii) Exercise Price. The exercise price per share of Stock purchasable under an Option shall be equal to at least 85% of the Fair Market Value on the date of grant, and in the case of Incentive Stock Options shall be equal to at least the Fair Market Value on the date of grant; provided, however, that if, at the time the Company grants an Incentive Stock Option, the optionee owns directly or by attribution stock possessing more than 10% of the total combined voting power of all classes of stock of the Company, or any parent or Subsidiary of the Company, then the exercise price shall be not less than 110% of the Fair Market Value on the date the Incentive Stock Option is granted.

         (iv) Exercisability. Subject to the other provisions of the Plan, an Option shall be exercisable in its entirety at grant or at such times and in such amounts as are specified in the Award Agreement evidencing the Option. The Committee, in its absolute discretion, at any time may waive any limitations respecting the time at which an Option first becomes exercisable in whole or in part.

         (v) Method of Exercise; Payment. To the extent the right to purchase shares has accrued, Options may be exercised, in whole or in part, from time to time, by written notice from the optionee to the Company stating the number of shares being purchased, accompanied by payment of the exercise price for the shares.

         (vi) No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to Incentive Stock Options shall be interpreted, amended or altered nor shall any discretion or authority granted under the Plan be exercised so as to disqualify the Plan under Section 422 of the Code or, without the consent of the optionee affected, to disqualify any Incentive Stock Option under such Section 422.

SECTION 6.  RESTRICTED STOCK.

     (a) Price. The Committee may grant to a participant Restricted Stock. The grantee shall pay no consideration therefor.

     (b) Restrictions. Subject to the provisions of the Plan and the Award Agreement, during the Restriction Period set by the Committee, commencing with, and not exceeding ten (10) years from, the date of such Award, the participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber shares of Restricted Stock. Within these limits, the Committee may provide for the lapse of such restrictions in installments and may accelerate or waive such restrictions, in whole or in part, based on service, performance or such other factors or criteria as the Committee may determine.

     (c) Dividends. Unless otherwise determined by the Committee, with respect to dividends on shares of Restricted Stock, dividends payable in cash shall be automatically reinvested in additional Restricted Stock, and dividends payable in Stock shall be paid in the form of Restricted Stock.

     (d) Termination. Except to the extent otherwise provided in the Award Agreement and pursuant to Section 6(b), in the event of a Termination during the Restriction Period, all shares still subject to restriction shall be forfeited by the participant.

SECTION 7.  STOCK PURCHASE RIGHTS.

     (a) Price. The Committee may grant Stock Purchase Rights which shall enable the recipients to purchase Stock at a price equal to not less than 85% of its Fair Market Value on the date of grant.

     (b) Exercisability. Stock Purchase Rights shall be exercisable for a period determined by the Committee not exceeding 30 days from the date of the grant. The Committee, however, may provide that if required under Rule 16b-3 Stock Purchase Rights granted to persons subject to Section 16(b) of the Exchange Act shall not become exercisable until six months and one day after the grant date and shall then be exercisable for 10 trading days at the purchase price specified by the Committee in accordance with Section 7(a).

SECTION 8.  PERFORMANCE SHARES.

     (a) Awards. The Committee shall determine the nature, length and starting date of the Performance Period for each Performance Share Award, which period shall be at least one (1) year (subject to Section 9) and not more than six (6) years. The consideration payable by a participant with respect to a Performance Share Award shall be an amount determined by the Committee in the exercise of the Committee's discretion at the time of the Award; provided, that the amount of consideration may be zero and may in no event exceed 50% of the Fair Market Value at the time of grant. The Committee shall determine the performance objectives to be used in awarding Performance Shares and the extent to which such Performance Shares have been earned. Performance Periods may overlap and participants may participate simultaneously with respect to Performance Share Awards that are subject to different Performance Periods and different performance factors and criteria. At the beginning of each Performance Period, the Committee shall determine for each Performance Share Award subject to such Performance Period the number of shares of Stock (which may consist of Restricted Stock) to be awarded to the participant at the end of the Performance Period if and to the extent that the relevant measures of performance for such Performance Share Award are met. Such number of shares of Stock may be fixed or may vary in accordance with such performance or other criteria as may be determined by the Committee. The Committee may provide that (i) amounts equivalent to interest at such rates as the Committee may determine, or (ii) amounts equivalent to dividends paid by the Company upon outstanding Stock shall be payable with respect to Performance Share Awards.

     (b) Termination. Except as otherwise provided in the Award Agreement or determined by the Committee, in the event of a Termination during a Performance Period, the participant shall not be entitled to any payment with respect to the Performance Shares subject to the Performance Period.

     (c) Form of Payment. Payment shall be made in the form of cash or whole shares of Stock, as the Committee, in its discretion, shall determine.

SECTION 9.  CHANGE IN CONTROL.

     (a) Definition of "Change in Control". For purposes of Section 9(b), a "Change in Control" means the occurrence of any one of the following:

         (i) Any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, a subsidiary, an affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

         (ii) the solicitation of proxies (within the meaning of Rule 14a-1(k) under the Exchange Act and any successor rule) with respect to the election of any director of the Company where such solicitation is for any candidate who is not a candidate proposed by a majority of the Board in office prior to the time of such election; or

         (iii) the dissolution or liquidation (partial or total) of the Company or a sale of assets involving 30% or more of the assets of the Company, any merger or reorganization of the Company whether or not another entity is the survivor, a transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 70% of the shares of the Company outstanding after the transaction, or any other event which the Board determines, in its discretion, would materially alter the structure of the Company or its ownership.

     (b) Impact of Event. In the event of a "Change in Control" as defined in
Section 9(a), but only if and to the extent so specifically determined by the Board in its discretion, which determination may be amended or reversed only by the affirmative vote of a majority of the persons who were directors at the time such determination was made, acceleration and valuation provisions no more favorable to participants than the following may apply:

         (i) Subject to Section 5(b)(vi), any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested.

         (ii) The restrictions and limitations applicable to any Restricted Stock and Stock Purchase Rights shall lapse, and such Restricted Stock shall become fully vested.

         (iii) The value (net of any exercise price) of all outstanding Options, Restricted Stock and Stock Purchase Rights, unless otherwise determined by the Committee at or after grant and subject to Rule 16b-3, shall be cashed out on the basis of the "Change in Control Price", as defined in Section 9(c), as of the date such Change in Control is determined to have occurred or such other date as the Board may determine prior to the Change in Control.

         (iv) Any outstanding Performance Share Awards shall be vested and paid in full as if all performance criteria had been met.

     (c) Change in Control Price. For purposes of this Section 9, "Change in Control Price" means the highest price per share paid in any transaction reported on the National Market System of the National Association of Securities Dealers, Inc. Automated Quotation System or paid or offered in any bona fide transaction related to a potential or actual Change in Control of the Company at any time during the preceding 60-day period as determined by the Board, except that, in the case of Incentive Stock Options, such price shall be based only on transactions reported for the date on which the Board decides to cash out such Options.

SECTION 10.  GENERAL PROVISIONS.

     (a) Award Grants. Any Award may be granted either alone or in addition to other Awards granted under the Plan. Subject to the terms and restrictions set forth elsewhere in the Plan, the Committee shall determine the consideration, if any, payable by the participant for any Award and, in addition to those set forth in the Plan, any other terms and conditions of the Awards. The Committee may condition the grant or payment of any Award upon the attainment of specified performance goals or such other factors or criteria, including vesting based on continued employment or consulting, as the Committee shall determine.

Performance objectives may vary from participant to participant and among groups of participants and shall be based upon such Company, subsidiary, group or division factors or criteria as the Committee may deem appropriate, including, but not limited to, earnings per share or return on equity. The other provisions of Awards also need not be the same with respect to each recipient. Unless specified otherwise in the Plan or by the Committee, the date of grant of an Award shall be the date of action by the Committee to grant the Award. The Committee may also substitute new Options for previously granted Options, including previously granted Options having higher exercise prices.

     (b) Award Agreement. As soon as practicable after the date of an Award grant, the Company and the participant shall enter into a written Award Agreement identifying the date of grant, and specifying the terms and conditions of the Award. Options are not exercisable until after execution of the Award agreement by the Company and the Plan participant, but a delay in execution of the agreement shall not affect the validity of the Option grant.

     (c) Certificates. All certificates for shares of Stock or other securities delivered under the Plan shall be subject to such stock transfer orders, legends and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Commission, any market in which the Stock is then traded and any applicable federal, state or foreign securities law.

     (d) Termination. Unless otherwise provided in the applicable Award Agreement or by the Committee, in the event of Termination for any reason other than death, retirement or Disability, Awards held at the date of Termination (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part at any time within three (3) months after the date of Termination, or such lesser period specified in the Award Agreement (but in no event after the expiration date of the Award), but not thereafter. If Termination is due to retirement or to death or Disability, Awards held at the date of Termination (and only to the extent then exercisable or payable, as the case may be) may be exercised in whole or in part by the participant in the case of retirement or Disability, by the participant's guardian or legal representative or by the person to whom the Award is transferred by will or the laws of descent and distribution, at any time within two (2) years from the date of Termination or any lesser period specified in the Award Agreement (but in no event after the expiration of the Award).

     (e) Delivery of Purchase Price. If and only to the extent authorized by the Committee, participants may make all or any portion of any payment due to the Company

         (i)  with respect to the consideration payable for an Award,

         (ii)  upon exercise of an Award, or

         (iii) with respect to federal, state, local or foreign tax payable in connection with an Award, by delivery of (x) cash, (y) check, or (z) any property other than cash (including a promissory note of the participant or shares of Stock or securities) so long as, if applicable, such property constitutes valid consideration for the Stock under, and otherwise complies with, applicable law. No promissory note under the Plan shall have a term (including extensions) of more than five years or shall be of a principal amount exceeding 90% of the purchase price paid by the borrower.

     (f) Tax Withholding. Any shares or other securities so withheld or tendered will be valued by the Committee as of the date they are withheld or tendered; provided, however, that Stock shall be valued at Fair Market Value on such date. The value of the shares withheld or tendered may not exceed the required federal, state, local and foreign withholding tax obligations as computed by the Company. Unless the Committee permits otherwise, the participant shall pay to the Company in cash, promptly when the amount of such obligations becomes determinable (the "Tax Date"), all applicable federal, state, local and foreign withholding taxes that the Committee in its discretion determines to result, (i) from the lapse of restrictions imposed upon an Award, (ii) upon exercise of an Award, or (iii) from a transfer or other disposition of shares acquired upon exercise or payment of an Award, or otherwise related to the Award or the shares acquired in connection with an Award.

         A participant who has received an Award or payment under an Award may, to the extent, if any, authorized by the Committee in its discretion, make an election to (x) deliver to the Company a promissory note of the participant on the terms set forth in Section 10(e), or (y) tender any such securities to the Company to pay the amount of tax that the Committee in its discretion determines to be required to be withheld by the Company subject to the following limitations:

         (i) such election shall be irrevocable;

         (ii) such election shall be subject to the disapproval of the Committee;

         (iii) in the case of participants subject to Section 16(b) of the Exchange Act, such tender may not be made within six (6) months of the acquisition of the securities to be tendered to satisfy the tax withholding obligation (except that this limitation shall not apply in the event of death or Disability of such person before the six-month period expires); and

         (iv) in the case of participants subject to Section 16(b) of the Exchange Act, such election must be made in any ten-day period beginning on the third business day following the date of release for publication of quarterly or annual summary statements of sales and earnings.

     (g) No Transferability. No Award shall be assignable or otherwise transferable by the participant other than by will or by the laws of descent and distribution. During the life of a participant, an Award shall be exercisable, and any elections with respect to an Award may be made, only by the participant or participant's guardian or legal representative.

     (h) Adjustment of Awards; Waivers. Subject to Section 5(b)(vi), the Committee may adjust the performance goals and measurements applicable to Awards
(i) to take into account changes in law and accounting and tax rules, (ii) to make such adjustments as the Committee deems necessary or appropriate to reflect the inclusion or exclusion of the impact of extraordinary or unusual items, events or circumstances in order to avoid windfalls or hardships, and (iii) to make such adjustments as the Committee deems necessary or appropriate to reflect any material changes in business conditions. In the event of hardship or other special circumstances of a participant and otherwise in its discretion, the Committee may waive in whole or in part any or all restrictions, conditions, vesting, or forfeiture with respect to any Award granted to such participant.

     (i) Non-Competition. The Committee may condition its discretionary waiver of a forfeiture, the acceleration of vesting at the time of Termination of a participant holding any unexercised or unearned Award, the waiver of restrictions on any Award, or the extension of the expiration period to a period not longer than that provided by the Plan upon such participant's agreement (and compliance with such agreement) to (i) not engage in any business or activity competitive with any business or activity conducted by the Company and (ii) be available for consultations at the request of the Company's management, all on such terms and conditions (including conditions in addition to (i) and (ii)) as the Committee may determine.

     (j) Dividends. The reinvestment of dividends in additional Stock or Restricted Stock at the time of any dividend payment pursuant to Section 6(c) shall only be permissible if sufficient shares of Stock are available under
Section 3 for such reinvestment (taking into account then outstanding Awards).

     (k) Regulatory Compliance. Each Award under the Plan shall be subject to the condition that, if at any time the Committee shall determine that (i) the listing, registration or qualification of the shares of Stock upon any securities exchange or for trading in any securities market or under any state or federal law, (ii) the consent or approval of any government or regulatory body or (iii) an agreement by the participant with respect thereto, is necessary or desirable, then such Award shall not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Committee.

     (l) Rights as Shareholder. Unless the Plan or the Committee expressly specifies otherwise, an optionee shall have no rights as a shareholder with respect to any shares covered by an Award until the stock certificates representing the shares are actually delivered to the optionee. Subject to Sections 3(b) and 6(c), no adjustment shall be made for dividends or other rights for which the record date is prior to the date the certificates are delivered.

     (m) Beneficiary Designation. The Committee, in its discretion, may establish procedures for a participant to designate a beneficiary to whom any amounts payable in the event of the participant's death are to be paid.

     (n) Additional Plans. Nothing contained in the Plan shall prevent the Company, a subsidiary or an affiliate from adopting other or additional compensation arrangements for its employees and consultants.

     (o) No Employment Rights. The adoption of the Plan shall not confer upon any employee any right to continued employment nor shall it interfere in any way with the right of the Company, a subsidiary or an affiliate to terminate the employment of any employee at any time.

     (p) Rule 16b-3. Notwithstanding any provision of the Plan, the Plan shall always be administered, and Awards shall always be granted and exercised, in such a manner as to conform to the provisions of Rule 16b-3.

     (q) Governing Law. The Plan and all Awards shall be governed by and construed in accordance with the laws of the State of California.

     (r) Use of Proceeds. All cash proceeds to the Company under the Plan shall constitute general funds of the Company.

     (s) Unfunded Status of Plan. The Plan shall constitute an "unfunded" plan for incentive and deferred compensation. The Committee may authorize the creation of trusts or arrangements to meet the obligations created under the Plan to deliver Stock or make payments; provided, however, that unless the Committee otherwise determines, the existence of such trusts or other arrangements shall be consistent with the "unfunded" status of the Plan.

     (t) Assumption by Successor. The obligations of the Company under the Plan and under any outstanding Award may be assumed by any successor corporation, which for purposes of the Plan shall be included within the meaning of "Company".

     (u) Limitation on Award Grants to Certain Executive Officers. The Company may not in any one fiscal year grant Awards under the Plan for more than 200,000 shares to any executive officer whose compensation is required to be disclosed under Item 402 of Regulation S-K.

SECTION 11.  AMENDMENTS AND TERMINATION.

     The Board may amend, alter or discontinue the Plan or any Award, but no amendment, alteration or discontinuance shall be made which would impair the rights of a participant under an outstanding Award without the participant's consent. In addition, to the extent required for the Plan to comply with Rule 16b-3 or, with respect to provisions solely as they relate to Incentive Stock Options, to the extent required for the Plan to comply with Section 422 of the Code, the Board may not amend or alter the Plan without the approval of a majority of the voting power of the shares of the Company entitled to vote at a duly held shareholders' meeting or by an action by written consent and, if at a meeting, a quorum of the voting power of the Company is represented in person or by proxy, where such amendment or alteration would:

     (a) except as expressly provided in the Plan, increase the total number of shares reserved for issuance pursuant to Awards under the Plan;

     (b) except as expressly provided in the Plan, change the minimum price terms of Section 5(b)(iii);

     (c) change the class of employees and consultants eligible to participate in the Plan;

     (d) extend the maximum Option period under Section 5(b)(i); or

     (e) materially increase the benefits accruing to participants under the Plan.

SECTION 12.  EFFECTIVE DATE OF PLAN.

     The Plan shall be effective on the date it is adopted by the Board but all Awards shall be conditioned upon approval of the Plan (a) at a duly held shareholders' meeting by the affirmative vote of the holders of a majority of the voting power of the shares of the Company entitled to vote and represented in person or by proxy at the meeting, or (b) by an action by written consent of the holders of a majority of the voting power of the shares of the Company entitled to vote.

SECTION 13.  TERM OF PLAN.

     No Award shall be granted on or after July 5, 2005, but Awards granted prior to July 5, 2005 may extend beyond that date.

Plan, as approved by the Board of Directors on July 5, 1995.

Plan, as approved by the Shareholders on _____________, 1995.

                              IDENTIX INCORPORATED

                     NONEMPLOYEE DIRECTORS STOCK OPTION PLAN


      1. Purpose.

         The purpose of this Plan is to offer Nonemployee Directors of Identix Incorporated an opportunity to acquire a proprietary interest in the success of the Company, or to increase such interest, by purchasing shares of the Company's Common Stock. This Plan provides for the grant of Options to purchase Shares. Options granted hereunder shall be "Nonstatutory Options," and shall not include "incentive stock options" intended to qualify for treatment under Sections 421 and 422 of the Internal Revenue Code of 1986, as amended.

      2. Definitions.

         As used herein, the following definitions shall apply:

         (a) "Administrator" shall mean the entity, either the Board or the committee of the Board, responsible for administering this Plan, as provided in
Section 3.

         (b) "Affiliate" means a parent or subsidiary corporation as defined in the applicable provisions (currently, Sections 424(e) and (f), respectively) of the Code.

         (c) "Board" shall mean the Board of Directors of the Company, as constituted from time to time.

         (d) "Change in Control" shall mean the occurrence of any one of the following:

             (i) any "person", as such term is used in Sections 13(d) and 14(d) of the Exchange Act (other than the Company, an Affiliate, or a Company employee benefit plan, including any trustee of such plan acting as trustee) is or becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange
Act), directly or indirectly, of securities of the Company representing 20% or more of the combined voting power of the Company's then outstanding securities;

             (ii) the solicitation of proxies (within the meaning of Rule 14a-1(k) under the Exchange Act and any successor rule) with respect to the election of any director of the Company where such solicitation is for any candidate who is not a candidate proposed by a majority of the Board in office prior to the time of such election; or

             (iii) the dissolution or liquidation (partial or total) of the Company or a sale of assets involving 30% or more of the assets of the Company, or any merger or reorganization of the Company, whether or not another entity is the survivor, or other transaction pursuant to which the holders, as a group, of all of the shares of the Company outstanding prior to the transaction hold, as a group, less than 70% of the shares of the Company outstanding after the transaction.

         (e) "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

         (f) "Company" shall mean Identix Incorporated, a California corporation.

         (g) "Common Stock" shall mean the Common Stock of the Company.

         (h) "Disability" means permanent and total disability as determined by the Administrator in accordance with the standards set forth in Section 22(e)(3) of the Code.

         (i) "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, and any successor statute.

         (j) "Expiration Date" shall mean the last day of the term of an Option established under Section 6(c).

         (k) "Fair Market Value" means as of any given date (a) the closing price of the Common Stock on American Stock Exchange, Inc. as reported in the Wall Street Journal; or (b) if the Common Stock is no longer quoted on American Stock Exchange, Inc. but is listed on another established stock exchange or quoted on any established interdealer quotation system, the closing price for the Common Stock on such exchange or system, as reported in the Wall Street Journal.

         (l) "Nonemployee Director" shall mean any person who is a member of the Board but is not an employee of the Company or any Affiliate of the Company and has not been an employee of the Company or any Affiliate of the Company at any time during the preceding twelve months. Service as a director does not in itself constitute employment for purposes of this definition.

         (m) "Option" shall mean a stock option granted pursuant to this Plan. Each Option shall be a nonstatutory option not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

         (n) "Option Agreement" shall mean the written agreement described in
Section 6 evidencing the grant of an Option to a Nonemployee Director and containing the terms, conditions and restrictions pertaining to such Option.

         (o) "Optionee" shall mean a Nonemployee Director who holds an Option.

         (p) "Plan" shall mean this Identix Incorporated Nonemployee Directors Stock Option Plan, as it may be amended from time to time.

         (q) "Section" unless the context clearly indicates otherwise, shall refer to a Section of this Plan.

         (r) "Shares" shall mean the shares of Common Stock subject to an Option granted under this Plan.

         (s) "Tax Date" means the date defined in Section 7(c).

         (t) "Termination" means, for purposes of the Plan, with respect to an Optionee, that the Optionee has ceased to be, for any reason, a director of the Company.

         (u) "Window Period" means any 10-day period beginning on the third business day following the date of release for publication of the Company's quarterly or annual summary statements of earnings or such other period as is specified in Rule 16b-3(e) under the Exchange Act, as such rule may be amended from time to time, or any successor to such rule.

      3. Administration.

         (a) Administrator. The Plan shall be administered by the Board or, upon delegation by the Board, by a committee consisting of not less than two directors (in either case, the "Administrator"). The Administrator shall have no authority, discretion or power to select the Nonemployee Directors who will receive Options hereunder or to set the number of shares to be covered by each Option granted hereunder, the exercise price of such Option, the timing of the grant of such Option or the period within which such Option may be exercised. In connection with the administration of the Plan, the Administrator shall have the powers possessed by the Board. The Administrator may act only by a majority of its members. The Administrator may delegate administrative duties to such employees of the Company as it deems proper, so long as such delegation is not otherwise prohibited by Rule 16b-3 under the Exchange Act. The Board at any time may terminate the authority delegated to any committee of the Board pursuant to this Section 3(a) and revest in the Board the administration of the Plan.

         (b) Administrator Determinations Binding. Subject to the limitations set forth in Section 3(a), the Administrator may adopt, alter and repeal administrative rules, guidelines and practices governing the Plan as it from time to time shall deem advisable, may interpret the terms and provisions of the Plan, any Option and any Option Agreement and may otherwise supervise the administration of the Plan. All decisions made by the Administrator under the Plan shall be binding on all persons, including the Company and Optionees. No member of the Administrator shall be liable for any action that he or she has in good faith taken or failed to take with respect to this Plan or any Option.

      4. Eligibility.

         Only Nonemployee Directors may receive Options under this Plan.

      5. Shares Subject to Plan.

         (a) Aggregate Number. Subject to Section 9, the total number of shares of Common Stock reserved and available for issuance pursuant to Options under this Plan shall be 250,000 shares. Such shares may consist, in whole or in part, of authorized and unissued shares or shares reacquired in private transactions or open market purchases, but all shares issued under the Plan regardless of source shall be counted against the 250,000 share limitation. If any Option terminates or expires without being exercised in full, the shares issuable under such Option shall again be available for issuance in connection with other Options. If shares of Common Stock issued pursuant to an Option are repurchased by the Company, such Common Stock shall not again be available for issuance in connection with Options. To the extent the number of shares of Common Stock issued pursuant to an Option is reduced to satisfy withholding tax obligations, the number of shares withheld to satisfy the withholding tax obligations shall not be available for later grant under the Plan.

         (b) No Rights as a Shareholder. An Optionee shall have no rights as a shareholder with respect to any Shares covered by his or her Option until the issuance (as evidenced by the appropriate entry on the books of the Company or its duly authorized transfer agent) of a stock certificate evidencing such Shares. Subject to Section 9, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property), distributions, or other rights for which the record date is prior to the date the certificate is issued.

      6. Grant of Options.

         (a) Mandatory Option Grants upon Adoption of the Plan. Subject to the terms and conditions of this Plan, the Company shall, upon adoption of this Plan, grant to each Nonemployee Director an Option to purchase 20,000 shares of Common Stock at an exercise price equal to the Fair Market Value of such Shares on the date of adoption.

         (b) Mandatory Initial Option Grants. Subject to the terms and conditions of this Plan, if any person who is not, and has not been in the preceding twelve months, an officer or employee of the Company is elected or appointed as a member of the Board, then on the effective date of such appointment or election the Company shall grant to such new Nonemployee
Director: (i) an Option to purchase 10,000 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such option grant if less than six months have elapsed since the Company's last annual meeting of the shareholders or (ii) an

Option to purchase 5,000 shares of Common Stock if at least six months have elapsed since the Company's last annual meeting of shareholders.

         (c) Mandatory Annual Option Grants. Subject to the terms and conditions of this Plan, on the date of the first meeting of the Board immediately following the annual meeting of shareholders of the Company (even if held on the same day as the meeting of shareholders) commencing with the annual meeting of shareholders held in 1996, the Company shall grant to each such Nonemployee Director then in office an Option to purchase 10,000 Shares at an exercise price equal to the Fair Market Value of such Shares on the date of such option grant.

         (d) Terms; Vesting. Subject to the other provisions of this Plan, each Option granted pursuant to this Plan shall be for a term of ten years. Each Option granted under this Plan shall become exercisable with respect to one-fourth of the number of Shares covered by such Option for each three month period which elapses after the date of grant, so that such Option shall be fully exercisable on the first anniversary of the date such Option was granted.

         (e) Limitation on Other Grants. The Administrator shall have no discretion to grant Options under this Plan other than as set forth in Sections 6(a), 6(b) and 6(c).

         (f) Option Agreement. As soon as practicable after the grant of an Option, the Optionee and the Company shall enter into a written Option Agreement which specifies the date of grant, the number of Shares, the option price, and the other terms and conditions applicable to the Option.

         (g) Transferability. No Option shall be transferable otherwise than by will or the laws of descent and distribution, and an Option shall be exercisable during the Optionee's lifetime only by the Optionee.

         (h) Limits on Exercise. Subject to the other provisions of this Plan, an Option shall be exercisable in such amounts as are specified in the Option Agreement.

         (i) Exercise Procedures. To the extent the right to purchase Shares has accrued, Options may be exercised, in whole or in part, from time to time, by written notice from the Optionee to the Company stating the number of Shares being purchased, accompanied by payment of the exercise price for the Shares, and other applicable amounts, as provided in Section 7.

         (j) Termination. In the event of Termination, Options held at the date of Termination (and only to the extent then exercisable) may be exercised in whole or in part at any time within three months after the date of Termination (but in no event after the Expiration Date), but not thereafter. Notwithstanding the foregoing, if Termination is due to retirement or to death or Disability, Options held at the date of Termination (and only to the extent then exercisable) may be exercised in whole or in part by the Optionee in the case of retirement or Disability, by the participant's guardian or legal representative or by the person to whom the Option is transferred by will or the laws of descent and distribution, at any time within two years from the date of Termination (but in no event after the Expiration
Date).

      7. Payment and Taxes upon Exercise of Options.

         (a) Purchase Price. The purchase price of Shares issued under this Plan shall be paid in full at the time an Option is exercised.

         (b) Delivery of Purchase Price. Optionees may make all or any portion of any payment due to the Company

             (i)  upon exercise of an Option, or

             (ii) with respect to federal, state, local or foreign tax payable in connection with the exercise of an Option, by delivery of (x) cash, (y) check, or (z) a promissory note of the Optionee or shares of Common Stock so long as, if applicable, such property constitutes valid consideration for the Common Stock under, and otherwise complies with, applicable law. No promissory note under the Plan shall have a term (including extensions) of more than five years or shall be of a principal amount exceeding 90% of the purchase price paid by the borrower. Exercise of an Option may be made pursuant to a "cashless exercise/sale" procedure pursuant to which funds to pay for exercise of the Option are delivered to the Company by a broker upon receipt of stock certificates from the Company, or pursuant to which Optionees obtain margin loans from brokers to fund the exercise of the Option.

         (c) Tax Withholding. The Optionee shall pay to the Company in cash, promptly upon exercise of an Option or, if later, the date that the amount of such obligations becomes determinable (in either case, the "Tax Date"), all applicable federal, state, local and foreign withholding taxes that the Administrator, in its discretion, determines to result upon exercise of an Option or from a transfer or other disposition of shares of Common Stock acquired upon exercise of an Option or otherwise related to an Option or shares of Common Stock acquired in connection with an Option.

         A person who has exercised an Option may make an election (i) to deliver to the Company a promissory note of the Optionee on the terms set forth in Section 7(b), (ii) to tender to the Company previously-owned shares of Common Stock held for at least six months, or (iii) to have shares of Common Stock to be obtained upon exercise of the Option withheld by the Company on behalf of the Optionee, to pay the amount of tax that the Administrator, in its discretion, determines to be required to be withheld by the Company. Any election pursuant to clause (iii) above by a Optionee subject to Section 16 of the Exchange Act shall be subject to the following limitations: (1) such election must be made at least six months before the Tax Date and shall be irrevocable; or (2) such election must be made in (or made earlier to take effect in) any Window Period (and the withholding of the shares of Common Stock shall take place during such Window Period) and shall be subject to approval by the Board, which approval may be given any time after such election has been made, and the Option must be held at least six months prior to the Tax Date; provided, that, the election referenced in clause (2) above may not be made unless (A) such election is consistent with Rule 16b-3(c)(2)(ii) under the Exchange Act, and (B) the Company has been subject to the reporting requirements of Section 13(a) of the Exchange Act for at least one year and has filed all reports and statements required to be filed pursuant to that section for that year. The right to so withhold shares of Common Stock shall relate separately to each Option.

         Any shares tendered to or withheld by the Company will be valued at Fair Market Value on such date. The value of the shares of Common Stock tendered or withheld may not exceed the required federal, state, local and foreign withholding tax obligations as computed by the Company.

      8. Use of Proceeds.

         Proceeds from the sale of Shares pursuant to this Plan shall be used for general corporate purposes.

      9. Adjustment of Shares.

         In the event of any merger, reorganization, consolidation, recapitalization, stock dividend, stock split or other change in corporate structure affecting the Common Stock, appropriate adjustments shall be made by the Administrator in the aggregate number and kind of shares of Stock reserved for issuance under the Plan and in the number, kind and exercise price of shares subject to outstanding Options; provided, however, that the number of shares subject to any Option shall always be a whole number.

     10. Effect of Change in Control.

         In the event of a "Change in Control," any Options outstanding as of the date such Change in Control is determined to have occurred and not then exercisable and vested shall become fully exercisable and vested.

     11. No Right to Directorship.

         Neither this Plan nor any Option granted hereunder shall confer upon any Optionee any right with respect to continuation of the Optionee's membership on the Board or shall interfere in any way with provisions in the Company's Articles of

Incorporation and By-Laws relating to the election, appointment, terms of office, and removal of members of the Board.

     12. Legal Requirements.

         The Company shall not be obligated to offer or sell any Shares upon exercise of any Option unless the Shares are at that time effectively registered or exempt from registration under the federal securities laws and the offer and sale of the Shares are otherwise in compliance with all applicable securities laws and the regulations of any stock exchange on which the Company's securities may then be listed. The Company shall have no obligation to register the securities covered by this Plan under the federal securities laws or take any other steps as may be necessary to enable the securities covered by this Plan to be offered and sold under federal or other securities laws. Upon exercising all or any portion of an Option, an Optionee may be required to furnish representations or undertakings deemed appropriate by the Company to enable the offer and sale of the Shares or subsequent transfers of any interest in the Shares to comply with applicable securities laws. Certificates evidencing Shares acquired upon exercise of Options shall bear any legend required by, or useful for purposes of compliance with, applicable securities laws, this Plan or the Option Agreements.

     13. Duration and Amendments.

         (a) Duration. This Plan shall become effective upon adoption by the Board provided, however, that no Option shall be exercisable unless and until written consent of the shareholders of the Company, or approval of shareholders of the Company voting at a validly called shareholders' meeting, is obtained within 12 months after adoption by the Board. If such shareholder approval is not obtained within such time, Options granted hereunder shall terminate and be of no force and effect from and after expiration of such 12-month period.

         (b) Amendment and Termination. The Board may amend, alter or discontinue the Plan or any Option, but no amendment, alteration or discontinuance shall be made which would impair the rights of an Optionee under an outstanding Option without the Optionee's consent. In addition, the Board may not amend or alter the Plan without the approval of shareholders of the Company entitled to vote at a duly held shareholders' meeting or by an action by written consent and, if at a meeting, a quorum of the voting power of the Company is represented in person or by proxy, where such amendment or alteration would, except as expressly provided in the Plan, increase the total number of shares reserved for issuance pursuant to Options under the Plan or in such other circumstances as the Board deems appropriate to comply with Rule 16b-3 under the Exchange Act or otherwise. Notwithstanding any other provision of this Section 12(b), the provisions of the Plan governing (A) who is granted Options, (B) the number of Shares to be covered by each Option, (C) the exercise price of each Option, (D) the timing of the grant of each Option, or (E) the period within which each Option may be exercised, shall not be amended more than once every six months, other than to comport with changes in the Code or the rules thereunder or the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

         (c) Effect of Amendment or Termination. No Shares shall be issued or sold under this Plan after the termination hereof, except upon exercise of an Option granted before termination. Termination or amendment of this Plan shall not affect any Shares previously issued and sold or any Option previously granted under this Plan.

     14. Rule 16b-3.

         With respect to persons subject to Section 16 of the Exchange Act, transactions under this Plan are intended to comply with the applicable conditions of Rule 16b-3 under the Exchange Act. To the extent any provision of this Plan or action by the Administrator fails to so comply, it shall be adjusted to comply with Rule 16b-3, to the extent permitted by law and deemed advisable by the Administrator. It shall be the responsibility of persons subject to Section 16 of the Exchange Act, not of the Company or the Administrator, to comply with the requirements of Section 16 of the Exchange Act; and neither the Company nor the Administrator shall be liable if this Plan or any transaction under this Plan fails to comply with the applicable conditions of Rule 16b-3, or if any such person incurs any liability under
Section 16 of the Exchange Act.

Adopted by the Board of Directors:  August 2, 1995.

Approved by the shareholders:              , 1995.
                              -------------

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